Amendment to Security Procedure Agreement

That certain Security Procedure Agreement (“Agreement”) entered into as of 01/23/2015 by and between OHA Investment Corporation (F/K/A NGP Capital Resources Company (the “Undersigned”) and Wells Fargo Bank, National Association is hereby amended as follows:

1.The following Persons Authorized to Instruct Wells Fargo are hereby added to Section 7 of the Agreement:
Name    Title    Telephone Number    Email Address    Specimen Signature

Neha Patel Vice President, Advisor (817) 215-2902 npatel@oakhilladvisors.com /s/ Neha Patel
2.The following Persons Authorized to Confirm Instructions to Wells Fargo are hereby added to Section 8 of the Agreement:
Name    Title    Telephone Number    Email Address
Cory E. Gilbert CFO of Company (817) 215-2901 cgilbert@oakhilladvisors.com    /s/ Cory E. Gilbert
3.The following Persons Authorized to Instruct Wells Fargo by the Agreement are hereby removed and no longer have authority to provide Instructions as defined in the Agreement.
Name    Title    Telephone Number    Email Address

Mary Ann Birchfield        (713) 425-7730    mbirchfield@oakhilladvisors.com
4.The following Persons Authorized to Confirm Instructions to Wells Fargo by the Agreement are hereby removed and no longer have authority to confirm Instructions as defined in the Agreement.
Name    Title    Telephone Number    Email Address

L. Scott Biar        (713) 425-7730    sbiar@oakhilladvisors.com
5.Except as necessary to effectuate the amendment provided hereunder, the terms of the Agreement remain in full force and effect and are not being modified, amended or waived in any way hereby. Those Persons Authorized to Instruct or Confirm Instructions to Wells Fargo in Section 7 and Section 8 of the Agreement not removed by this Amendment to the Security Procedure Agreement continue to be so authorized.
IN WITNESS WHEREOF, the parties have caused this Amendment to Security Procedure Agreement to be executed and do each hereby warrant and represent that their respective signatory, whose signature appears below, has been and is on this date, duly authorized by all necessary and appropriate corporate action to execute this Amendment to Security Procedure Agreement.

Agreed To And Accepted By:        Agreed To And Accepted By:
OHA Investment Corporation             Wells Fargo Bank, National Association

By:     /s/ Cory E. Gilbert     By: /s/ Alexander S. Grose
Name: Cory E. Gilbert        Name: Alexander S. Grose
Title: Chief Financial Officer        Title: Assistant Vice President
Date: __June 18, 2015_____________________     Date: __June 18, 2015 ___________________